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                                                                   EXHIBIT 10.25


                 CERTIFICATE RE: REPRESENTATIONS AND WARRANTIES

      The undersigned, Fairchild Semiconductor Corporation of California, a Delaware corporation ("Fairchild Semiconductor"), hereby certifies that each of the representations and warranties contained in Paragraph 8.1 of the Agreement of Purchase and Sale dated March 29, 1999, by and between Fairchild Semiconductor, as seller, and Veritas Software Corporation, a Delaware corporation ("Veritas"), as purchaser, is true and correct as of the date escrow closes on the sale of the property located at 350 Ellis Street, Mountain View, California, from Fairchild Semiconductor to Veritas or Veritas' assignee.



                                    FAIRCHILD SEMICONDUCTOR
                                    CORPORATION OF CALIFORNIA,
                                    a Delaware corporation


                                    By: /s/ [Signature Illegible]
                                        -------------------------------
                                    Its:
                                         ------------------------------


                                    April 20, 1999








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